                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-KA

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 26, 1996



                            UNITED MAGAZINE COMPANY
             (Exact name of registrant as specified in its charter)





         Ohio                           0-2675                31-0681050
(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                    Identification Number)





         5131 Post Road, Dublin, Ohio                            43017
   (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code    (614) 792-0777

Item 5.  Other Events

         The Form 8-K dated July 26, 1996 is amended to include the Stock Transfer and Exchange Agreements and Asset Transfer and Exchange Agreements listed below as exhibits herein. The Agreements relate to the following acquisitions:

1. Asset Transfer and Exchange Agreement dated July 29, 1996 with Northern News Company.

2. Stock Transfer and Exchange Agreement dated July 30, 1996 with Michiana News Services, Inc.

3. Stock Transfer and Exchange Agreement dated July 31, 1996 with The Stoll Companies.

4. Asset Transfer and Exchange Agreement dated August 1, 1996 with Ohio Periodical Distributors, Inc.

5. Asset Transfer and Exchange Agreement dated August 2, 1996 with Wholesalers Leasing Corp.

6. Stock Transfer and Exchange Agreement dated August 2, 1996 with Scherer Companies.

7. Stock Transfer and Exchange Agreement dated August 2, 1996 with Read-mor Book Stores, Inc.

         The shareholders of Scherer, Stoll, and Michiana and the controlling shareholders of UNIMAG have agreed to use June 30, 1996 as the effective closing date for the transactions. The purchase price will include a calculation of tangible net worth as of June 30, 1996.

Item 7. Financial Statements and Exhibits

         The following exhibits are included herein:

1. Asset Transfer and Exchange Agreement dated July 29, 1996 with Northern News Company.

2. Stock Transfer and Exchange Agreement dated July 30, 1996 with Michiana News Services, Inc.

3. Stock Transfer and Exchange Agreement dated July 31, 1996 with The Stoll Companies.

4. Asset Transfer and Exchange Agreement dated August 1, 1996 with Ohio Periodical Distributors, Inc.

5. Asset Transfer and Exchange Agreement dated August 2, 1996 with Wholesalers Leasing Corp.

6. Stock Transfer and Exchange Agreement dated August 2, 1996 with Scherer Companies.

7. Stock Transfer and Exchange Agreement dated August 2, 1996 with Read-mor Book Stores, Inc.

The above companies are privately held and have never had audited financial statements. The companies' auditors are completing the required audited financial information. Copies of the audited financial information and pro forma financial information for the Registrant and the sellers are not presently available but will be filed under cover of Form 8-KA on or before October 9, 1996 or as soon as available.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                       UNITED MAGAZINE COMPANY
                                       --------------------------
                                               (Registrant)

Date: September 26, 1996               By:   /s/ Thomas L. Gerlacher
                                          ----------------------------
                                          Thomas L. Gerlacher
                                          Chief Financial Officer

                                 Exhibit Index


Exhibit No.          Description of Exhibit                     Page No.
- -----------          ----------------------                     --------

2(a)           Asset Transfer and Exchange Agreement
               between United Magazine Company and
               Northern News Company, effective
               July 29, 1996*

2(b)           Stock Transfer and Exchange Agreement
               among United Magazine Company, Michiana
               News Service, Inc. and all of the
               shareholders of Michiana News Service, Inc., effective July 30, 1996*

2(c)           Stock Transfer and Exchange Agreement among
               United Magazine Company, The Stoll Companies and all of the shareholders of The Stoll
               Companies, effective July 31, 1996*

2(d)           Asset Transfer and Exchange Agreement
               between United Magazine Company and Ohio
               Periodical Distributors, Inc., effective
               August 1, 1996*

2(e)           Asset Transfer and Exchange Agreement between
               United Magazine Company and Wholesalers
               Leasing, Corp., effective August 2, 1996*

2(f)           Stock Transfer and Exchange Agreement among
               United Magazine Company, The Scherer Companies and all of the shareholders of The Scherer Companies, effective August 2, 1996*

2(g)           Stock Transfer and Exchange Agreement among
               United Magazine Company, Read-mor Book Stores, Inc.
               and all of the shareholders of Read-mor Book
               Stores, Inc., effective August 2, 1996*


- --------------
* The schedules and exhibits to the indicated agreements, which are listed on the following pages of this Index, will be furnished to the Commission upon request.

THE FOLLOWING IS A LISTING OF SCHEDULES AND EXHIBITS INCLUDED ON THE AGREEMENT LISTED AS EXHIBIT NO. 2(d).


Schedule 1.1 (a)        Real Property
Schedule 1.1 (b)        Real Property Leases
Schedule 1.1 (c)        Personal Property
Schedule 1.1 (d)        Inventory
Schedule 1.1 (e)        Vehicles
Schedule 1.1 (f)        Permits
Schedule 1.1 (g)        Proprietary Rights
Schedule 1.1 (h)        Personal Property Leases
Schedule 1.1 (i)        Contracts
Schedule 1.1 (j)        Receivables
Schedule 1.1 (m)        Telephone Numbers
Schedule 1.1 (n)        Employee Plan and Benefit Arrangements
Schedule 1.2            Control Group
Schedule 1.3            Non-Assigned Acquired Assets
Schedule 2.1            Excluded Liabilities
Schedule 3.2            Selected Generally Accepted Accounting Principles
Schedule 4.3            Agreements to Issue Unimag Shares
Schedule 4.5            Litigation
Schedule 5.1            Qualification as Foreign Corporation
Schedule 5.2            OPD Shareholders
Schedule 5.4            Consents and Approvals
Schedule 5.6            Undisclosed Liabilities
Schedule 5.7            Absence of Certain Changes
Schedule 5.8            Taxes
Schedule 5.9            Compliance with Law
Schedule 5.10           Proprietary Rights
Schedule 5.11           Restrictive Documents and Laws
Schedule 5.12           Insurance
Schedule 5.13           Bank Accounts
Schedule 5.14           Properties
Schedule 5.16           Legal Proceedings
Schedule 5.17           Employee Benefit Plans (Schedules (a) through (h))
Schedule 5.18           Contracts
Schedule 5.19           Accounts Receivable
Schedule 5.20           Conflicts or Defaults
Schedule 5.22           Officers, Employees, and Compensation
Schedule 5.23           Labor Relations
Schedule 5.24           Customers and Suppliers
Schedule 5.25           Special Terms to Customers
Schedule 6.2  (a)       Budgeted Salary Increases

Exhibit A               Debenture Agreement
Exhibit B               Legal Opinion of Counsel to Unimag
Exhibit C               Legal Opinion of Counsel to OPD and the Shareholders
Exhibit D               Document Escrow Agreement
Exhibit E               Opinion of Independent Legal Counsel

THE FOLLOWING IS A LISTING OF SCHEDULES AND EXHIBITS INCLUDED ON THE AGREEMENT LISTED AS EXHIBIT NO. 2(e).


Schedule 1.1 (a)        Vehicles
Schedule 1.1 (b)        Computer Equipment
Schedule 1.2            Control Group
Schedule 1.3            Non-Assigned Acquired Assets
Schedule 2.1            Assumed Liabilities
Schedule 4.3            Agreements to Issue Unimag Shares
Schedule 4.5            Litigation
Schedule 5.1            Qualification as Foreign Corporation
Schedule 5.2            Wholesalers Shareholders
Schedule 5.4            Consents and Approvals
Schedule 5.6            Undisclosed Liabilities
Schedule 5.7            Compliance with Law
Schedule 5.8            Restrictive Documents and Laws
Schedule 5.9            Properties
Schedule 5.11           Legal Proceedings
Schedule 5.12           Conflicts or Defaults

Exhibit A               Debenture Agreement
Exhibit B               Legal Opinion of Baker & Hostetler
Exhibit C               Legal Opinion of Counsel to Wholesalers
Exhibit D               Document Escrow Agreement
Exhibit E               Opinion of Independent Legal Counsel

THE FOLLOWING IS A LISTING OF SCHEDULES AND EXHIBITS INCLUDED ON THE AGREEMENT LISTED AS EXHIBIT NO. 2(a).


Schedule 1.1 (a)      Real Property
Schedule 1.1 (b)      Real Property Leases
Schedule 1.1 (c)      Personal Property
Schedule 1.1 (d)      Inventory
Schedule 1.1 (e)      Vehicles
Schedule 1.1 (f)      Permits
Schedule 1.1 (g)      Proprietary Rights
Schedule 1.1 (h)      Personal Property Leases
Schedule 1.1 (i)      Contracts
Schedule 1.1 (j)      Receivables
Schedule 1.1 (m)      Telephone Numbers
Schedule 1.1 (n)      Employee Plan and Benefit Arrangements
Schedule 1.2          Control Group
Schedule 1.3          Non-Assigned Acquired Business Assets
Schedule 2.1          Excluded Liabilities
Schedule 3.2          Selected Generally Accepted Accounting Principles
Schedule 4.3          Agreements to Issue Unimag Shares
Schedule 4.5          Litigation
Schedule 5.1          Qualification as Foreign Corporation
Schedule 5.2          Northern and MacGregor Shareholders
Schedule 5.4          Consents and Approvals
Schedule 5.6          Undisclosed Liabilities
Schedule 5.7          Absence of Certain Changes
Schedule 5.8          Taxes
Schedule 5.9          Compliance with Law
Schedule 5.10         Proprietary Rights
Schedule 5.11         Restrictive Documents and Laws
Schedule 5.12         Insurance
Schedule 5.13         Bank Accounts
Schedule 5.14         Properties
Schedule 5.16         Legal Proceedings
Schedule 5.17         Employee Benefit Plans (Schedules (a) through (h))
Schedule 5.18         Contracts
Schedule 5.19         Accounts Receivable
Schedule 5.20         Conflicts or Defaults
Schedule 5.22         Officers, Employees, and Compensation
Schedule 5.23         Labor Relations
Schedule 5.24         Customers and Suppliers
Schedule 5.25         Special Terms to Customers
Schedule 6.2  (a)     Employment Arrangements

Exhibit A             Debenture Agreement
Exhibit B             Legal Opinion of Counsel to Unimag
Exhibit C             Legal Opinion of Counsel to Northern and the Shareholders
Exhibit D             Document Escrow Agreement
Exhibit E             Petoskey Warehouse Lease
Exhibit F             Opinion of Independent Legal Counsel

THE FOLLOWING IS A LISTING OF SCHEDULES AND EXHIBITS INCLUDED ON THE AGREEMENTS LISTED AS EXHIBIT NOS. 2(b), 2(c), 2(f), 2(g).


Schedule 1.1          Control Group
Schedule 2.1 (b)      Certain Generally Accepted Accounting Principles
Schedule 3.3          Agreements to Issue Unimag Shares
Schedule 3.5          Litigation
Schedule 4.1          Qualification as Foreign Corporation
Schedule 4.2          Transferring Shareholders
Schedule 4.3          Restrictions on Shares
Schedule 4.5          Consents and Approvals
Schedule 4.7          Undisclosed Liabilities
Schedule 4.8          Absence of Certain Changes
Schedule 4.9          Taxes
Schedule 4.10         Compliance with Law
Schedule 4.11         Proprietary Rights
Schedule 4.12         Restrictive Documents and Laws
Schedule 4.13         Insurance
Schedule 4.14         Bank Accounts
Schedule 4.15         Properties
Schedule 4.17         Legal Proceedings
Schedule 4.18         Employee Benefit Plans (Schedules (a) through (j))
Schedule 4.19         Contracts
Schedule 4.20         Accounts Receivable
Schedule 4.21         Conflicts or Defaults
Schedule 4.23         Employees and Compensation
Schedule 4.24         Labor Relations
Schedule 4.25         Customers and Suppliers
Schedule 4.26         Special Terms to Customers
Schedule 5.2  (a)     Employment Arrangements (not in Exhibit 2(b))

Exhibit A             Debenture Agreement
Exhibit B             Opinion of Baker & Hostetler
Exhibit C-1           Form of Employment Agreement
Exhibit C-2           Form of Employment Agreement
Exhibit C-3           Form of Employment Agreement
Exhibit C-4           Form of Employment Agreement (Exhibit 2(c) only)
Exhibit D             Opinion of Counsel to Transferring Shareholders
Exhibit E             Document Escrow Agreement


The following are Exhibits included in the Agreement listed as Exhibit 2(b):

Exhibit A             Debenture Agreement
Exhibit B             Opinion of Baker & Hostetler
Exhibit C-1           Form of Employment Agreement
Exhibit C-2           Form of Employment Agreement
Exhibit C-3           Form of Employment Agreement
Exhibit D             Niles Building Lease
Exhibit E             Fort Wayne Building Purchase Agreement
Exhibit F             Opinion of Sperry & Bowman
Exhibit G             Document Escrow Agreement
Exhibit H             Supply Agreement
Exhibit I             Asset Purchase Agreement